Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Harkleroad, certify that:

1.	I am the Chief Financial Officer of Chanticleer Holdings, Inc. (the “Issuer”).

2.	Attached to this certification is the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Report”) filed by the Issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which contains financial statements.

3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

March 18, 2020	/s/ Patrick Harkleroad
Patrick Harkleroad
Chief Financial Officer
(Principal Financial Officer)